   As filed with the Securities and Exchange Commission on November 20, 2002.
                                                     Registration No. 333-91228

===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------
                         Post-Effective Amendment No. 2
                        filed pursuant to Rule 462(d) to
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 ---------------
                            THE DOW CHEMICAL COMPANY
             (Exact name of registrant as specified in its charter)

                      Delaware                         38-1285128
           (State or other jurisdiction of (I.R.S. Employer Identification No.) incorporation or organization)
                                 2030 Dow Center
                             Midland, Michigan 48674
                                 (989) 636-1000
 (Address, including zip code, and telephone, including number, including area code, of registrant's principal executive offices)

                                  Tina Van Dam
                               Corporate Secretary
                            The Dow Chemical Company
                                 2030 Dow Center
                             Midland, Michigan 48674
                                 (989) 636-1000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                                 ---------------
                                   A copy to:

                                 Edward S. Best
                            Mayer, Brown, Rowe & Maw
                            190 South LaSalle Street
                             Chicago, Illinois 60603
                                 (312) 782-0600

                                 ---------------

     Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                                EXPLANATORY NOTE

     This Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 (File No. 333-91228) of The Dow Chemical Company is filed pursuant to Rule 462(d) solely to add certain exhibits not previously filed with respect to the Registration Statement.

                PART II -- INFORMATION NOT REQUIRED IN PROSPECTUS



Item 16.  Exhibits

        Exhibit
        Number                                 Description
        -------                                -----------

        1.2 Terms Agreement, dated as of November 15, 2002, among The Dow Chemical Company, Banc of America Securities LLC, J.P. Morgan Securities Inc., Fleet Securities, Inc., HSBC Securities (USA) Inc. and Wachovia Securities, Inc.

        4.10                  Form of Global Note for 5.161% Notes due 2007

        5.3                   Opinion of Charles J. Kalil, Assistant General
                              Counsel of Dow

        23.5                  Consent of Charles J. Kalil (included in Exhibit
                              5.3)

All of the foregoing exhibits are filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Midland, State of Michigan, on November 20, 2002.


                                              THE DOW CHEMICAL COMPANY




                                              By: /s/  Frank H. Brod
                                                  -----------------------------
                                                  Frank H. Brod
                                                  Vice President and Controller


     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on November 20, 2002:



                                              Director, President and Chief Executive Officer
                      *                       (principal executive officer)
     ---------------------------------
     M. D. Parker

                                              Director, Executive Vice President and Chief Financial
                      *                       Officer (principal financial officer)
     ---------------------------------
     J. P. Reinhard

                                              Vice President and Controller (Principal Accounting
                      *                       Officer)
     ---------------------------------
     F. H. Brod


                      *                       Director and Executive Vice President
     ---------------------------------
     A. A. Allemang


                      *                       Director
     ---------------------------------
     J. K. Barton


                      *                       Director and Vice Chairman of the Board
     ---------------------------------
     A. J. Carbone


                      *                       Director
     ---------------------------------
     J. M. Cook


                      *                       Director
     ---------------------------------
     J. C. Danforth


                      *                       Director
     ---------------------------------
      W. D. Davis


                        *
      ----------------------------------   Director
      B. H. Franklin


                        *
      ----------------------------------   Director
      J. M. Ringler


                        *
      ---------------------------------    Director
      H. T. Shapiro


                        *
      ---------------------------------   Director and Chairman of the Board
      W. S. Stavropoulos


                        *
      ---------------------------------   Director
      P. G. Stern



* By: /s/  Frank H. Brod
      ---------------------------------
           Frank H. Brod
           Attorney-in-Fact

                                  EXHIBIT INDEX

Exhibit
Number                            Description
-------                           -----------

1.2 Terms Agreement, dated as of November 15, 2002, among The Dow Chemical Company, Banc of America Securities LLC, J.P. Morgan Securities Inc., Fleet Securities, Inc., HSBC Securities (USA) Inc. and Wachovia Securities, Inc.

4.10         Form of Global Note for 5.161% Notes due 2007

5.3          Opinion of Charles J. Kalil, Assistant General Counsel of Dow

23.5         Consent of Charles J. Kalil (included in Exhibit 5.3)